UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05502
                                                     ---------

                              Comstock Funds, Inc.
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
            -------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

                    Date of reporting period: April 30, 2007
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              COMSTOCK FUNDS, INC.

                                  ANNUAL REPORT
                                 APRIL 30, 2007


TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of April 30, 2007 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      For the fiscal year ended  April 30,  2007,  the  Comstock  Capital  Value
Fund's Class A Shares declined 5.49%. The Comstock Strategy Fund's Class A Shares declined 7.81%. The Standard & Poor's ("S&P") 500 Index and the Lehman Brothers Government/Corporate Bond ("LBG/C") Index rose 15.23% and 7.34%, respectively, over the same twelve month period. Each index is an unmanaged indicator of investment performance. The Comstock Capital Value Fund's performance was mainly due to its holdings of S&P 500 puts, shorts in S&P 500 futures, and shorts and puts in individual stocks concentrated in technology, finance, and home building stocks. The performance of the Comstock Strategy Fund was largely due to its position in S&P 500 puts.

      The Funds' adverse performance for the year ended April 30, 2007 was due to positioning both Funds to benefit from the secular bear market that the portfolio managers believe is currently in force. The Funds were therefore positioned to make money in a down trending market, but they declined as the stock market was quite strong during the period. It is not unusual for stocks to have one or more powerful counter trend rallies during a secular bear market. The Japanese market, for example, featured several rallies of 50% or more during its 13 year decline of about 80%. The portfolio managers remain bearish on future market prospects, and both Funds remained positioned to benefit from a resumption of the downturn.

                               Sincerely yours,

                               /s/ Bruce N. Alpert

                               Bruce N. Alpert
                               Chief Operating Officer
                               Gabelli Funds, LLC
June 19, 2007

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED APRIL 30, 2007+
================================================================================

[GRAPH OMITTED]
PLOT POINTS FOLLOW:

Total Return Based on a $10,000 Investment --
Comstock Strategy Fund Class O Shares

                 Class O           S&P 500    Lehman Govt/Corp.      Blended
                Shares (a)        Index (d)     Bond Index (e)       Index(g)
5/26/88          $ 9,550          $10,000          $10,000           $10,000
4/89              10,824           12,554           10,858            11,452
4/90              12,242           13,879           11,767            12,498
4/91              13,302           16,324           13,513            14,475
4/92              14,577           18,615           14,968            16,199
4/93              15,409           21,334           17,139            18,249
4/94              16,970           21,416           17,336            18,726
4/95              17,375           25,156           18,536            20,712
4/96              17,837           32,756           20,139            24,066
4/97              16,972           40,989           21,492            27,235
4/98              14,446           57,823           23,927            33,154
4/99              12,811           70,441           25,430            37,040
4/00              10,973           77,577           25,672            38,582
4/01              11,857           67,515           28,781            39,868
4/02              12,117           58,995           30,934            40,045
4/03              13,113           51,149           34,779            41,416
4/04              11,559           62,847           35,405            45,214
4/05              10,429           66,825           37,221            47,723
4/06               8,817           77,123           37,296            50,359
4/07               8,161           88,869           40,033            55,446

Past performance is not predictive of future results. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                              CALENDAR      SIX                                           SINCE FUND'S
COMSTOCK STRATEGY FUND (A)                  YEAR TO DATE   MONTHS   ONE YEAR   FIVE YEARS   TEN YEARS  INCEPTION (5/26/88)
--------------------------------------------------------------------------------------------------------------------------
  CLASS O (CPSFX)
  Without sales charge....................     (3.60)%    (4.69)%    (7.44)%     (7.60)%     (7.06)%        (0.83)%
--------------------------------------------------------------------------------------------------------------------------
 CLASS A (CPFAX)
  Without sales charge....................     (3.88)     (4.64)     (7.81)      (7.88)      (7.32)         (1.05)
  With sales charge (b)...................     (8.20)     (8.93)    (12.42)      (8.82)      (7.80)         (1.32)
--------------------------------------------------------------------------------------------------------------------------
  CLASS C (CPFCX)
  Without contingent deferred sales charge     (4.20)     (5.12)     (8.67)      (8.59)      (7.97)         (1.48)
  With contingent deferred sales charge (c)    (5.16)     (6.07)     (9.59)      (8.59)      (7.97)         (1.48)
--------------------------------------------------------------------------------------------------------------------------
  S&P 500 INDEX (d) ......................      5.10       8.60      15.23        8.54        8.04          12.26
--------------------------------------------------------------------------------------------------------------------------
  LEHMAN BROTHERS GOVT./CORP. BOND INDEX (e)    2.06       2.47       7.34        5.29        6.42           7.61(f)
--------------------------------------------------------------------------------------------------------------------------
  BLENDED INDEX (g) ......................      3.12       4.62      10.10        6.43        6.99           9.24(f)
--------------------------------------------------------------------------------------------------------------------------

THE CURRENT EXPENSE RATIO FOR CLASS O, A, AND C SHARES IS 2.38%, 2.63%, AND 3.38%, RESPECTIVELY. CLASS O SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A AND C SHARES IS 4.50% AND 1.00%, RESPECTIVELY.
(a) TOTAL RETURN PRIOR TO 8/01/91 REFLECTS THE PERFORMANCE OF THE FUND AS A CLOSED-END FUND; AS AN OPEN-END FUND THE FUND INCURS CERTAIN ADDITIONAL EXPENSES AS A RESULT OF THE CONTINUOUS OFFERING AND REDEMPTION OF ITS SHARES. BECAUSE CLASS A SHARES AND CLASS C SHARES WERE NOT ACTUALLY INTRODUCED UNTIL 7/15/92 AND 8/01/95, RESPECTIVELY, TOTAL RETURN FOR THE PERIOD PRIOR TO THE INTRODUCTION OF EACH SUCH CLASS (I) REFLECTS THE PERFORMANCE INFORMATION FOR CLASS O SHARES AND CLASS A SHARES, AS APPROPRIATE, AND (II) DOES NOT REFLECT SERVICE AND DISTRIBUTION FEES BORNE BY CLASS A SHARES AND CLASS C SHARES PRIOR TO THEIR INTRODUCTION, WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURN PRESENTED. TOTAL RETURN ASSUMES THE REINVESTMENT OF DISTRIBUTIONS. GABELLI FUNDS, LLC BECAME THE INVESTMENT ADVISER OF THE FUND ON 5/23/00.
(b) ASSUMING THE MAXIMUM INITIAL SALES CHARGE OF 4.5%. BEGINNING MAY 1, 2007, THE MAXIMUM INITIAL SALES CHARGE IS 5.75%.
(c) ASSUMING PAYMENT OF THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). A CDSC OF 1% IS IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.
(d) THE S&P 500 INDEX IS AN UNMANAGED BROAD BASED INDEX COMPRISED OF COMMON STOCKS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT ARE BORNE BY MUTUAL FUND INVESTORS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(e) THE LEHMAN BROTHERS GOVT./CORP. BOND INDEX IS AN UNMANAGED BROAD BASED INDEX COMPRISED OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND INVESTMENT GRADE CORPORATE DEBT. THE INDEX DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT ARE BORNE BY MUTUAL FUND INVESTORS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(f) FROM 5/31/88, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
(g) THE BLENDED INDEX CONTAINS 65% OF THE LEHMAN BROTHERS GOVT./CORP. BOND INDEX AND 35% OF THE S&P 500 INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
+ PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND UTILIZES DERIVATIVES. THE USE OF DERIVATIVES POSES SPECIAL RISKS AND MAY NOT BE SUITABLE FOR CERTAIN INVESTORS. DERIVATIVES MAY BE RISKIER THAN OTHER TYPES OF INVESTMENTS BECAUSE THEY MAY RESPOND MORE TO CHANGES IN ECONOMIC CONDITIONS THAN OTHER INVESTMENTS. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED APRIL 30, 2007+
================================================================================


[GRAPH OMITTED]
PLOT POINTS FOLLOW:

Total Return Based on a $10,000 Investment --
Comstock Capital Value Fund Class A Shares

                     Class A Shares (a)              S&P 500 Index (f)
10/10/85                  $ 9,550                          $10,000
4/86                       13,363                           13,223
4/87                       15,145                           16,728
4/88                       17,449                           15,641
4/89                       19,472                           19,221
4/90                       22,348                           21,243
4/91                       22,979                           24,978
4/92                       23,817                           28,475
4/93                       24,323                           31,100
4/94                       24,294                           32,752
4/95                       23,924                           38,464
4/96                       23,591                           50,068
4/97                       20,531                           62,646
4/98                       14,067                           88,371
4/99                       10,438                          107,661
4/00                        8,277                          118,567
4/01                       10,862                          103,189
4/02                       12,185                           90,167
4/03                       14,560                           78,175
4/04                       11,271                           96,054
4/05                        9,970                          102,129
4/06                        8,140                          117,867
4/07                        7,693                          135,818

Past performance is not predictive of future results. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                             CALENDAR     SIX     ONE     FIVE      TEN    SINCE POLICY     SINCE FUND'S
COMSTOCK CAPITAL VALUE FUND (A)            YEAR TO DATE  MONTHS   YEAR    YEARS    YEARS   INCEPTION (B) INCEPTION (10/10/85)
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A (DRCVX)
  Without sales charge....................    (3.20)%   (4.67)%  (5.49)%  (8.79)%  (9.40)%    (3.35)%          (1.02)%
  With sales charge (c)...................    (7.55)    (8.96)   (9.74)   (9.62)   (9.81)     (3.57)           (1.23)
-----------------------------------------------------------------------------------------------------------------------------
 CLASS B (DCVBX)
  Without contingent deferred sales charge    (3.26)    (4.95)   (5.79)   (9.40)  (10.03)     (3.87)           (1.51)
  With contingent deferred sales charge (d)   (7.13)    (8.75)   (9.56)   (9.75)  (10.03)     (3.87)           (1.51)
-----------------------------------------------------------------------------------------------------------------------------
 CLASS C (CPCCX)
  Without contingent deferred sales charge    (2.94)    (4.69)   (6.00)   (9.41)   (9.99)     (3.84)           (1.48)
  With contingent deferred sales charge (e)   (3.91)    (5.64)   (7.36)   (9.41)   (9.99)     (3.84)           (1.48)
-----------------------------------------------------------------------------------------------------------------------------
 CLASS R (CPCRX)..........................    (3.20)    (4.42)   (5.24)   (8.63)   (9.14)     (3.20)           (0.87)
-----------------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX (f)........................     5.10      8.60    15.23     8.54     8.04      11.04            12.85(g)
-----------------------------------------------------------------------------------------------------------------------------

THE CURRENT EXPENSE RATIO FOR CLASS A, B, C, AND R SHARES IS 2.20%, 2.96%, 2.95%, AND 1.95%, RESPECTIVELY. CLASS R SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 4.50%, 4.00%, AND 1.00%, RESPECTIVELY.
(a) TOTAL RETURN IS BASED UPON A HYPOTHETICAL INVESTMENT AT THE FUND'S INCEPTION ON 10/10/85. BECAUSE CLASS B SHARES WERE NOT ACTUALLY INTRODUCED UNTIL 1/15/93 AND CLASS C SHARES AND CLASS R SHARES WERE NOT ACTUALLY INTRODUCED UNTIL 8/22/95, TOTAL RETURN FOR THE PERIOD PRIOR TO THE INTRODUCTION OF EACH SUCH CLASS (I) IN THE CASE OF CLASS B SHARES AND CLASS R SHARES, REFLECTS THE PERFORMANCE INFORMATION FOR CLASS A SHARES, (II) IN THE CASE OF CLASS C SHARES, REFLECTS THE PERFORMANCE INFORMATION FOR CLASS A SHARES AND CLASS B SHARES, AS APPROPRIATE, AND (III) IN THE CASE OF CLASS B SHARES AND CLASS C SHARES, DOES NOT REFLECT HIGHER INCREMENTAL EXPENSES BORNE BY CLASS B SHARES AND CLASS C SHARES PRIOR TO THEIR INTRODUCTION, WHICH, IF REFLECTED, WOULD REDUCE THE TOTAL RETURN PRESENTED. TOTAL RETURN ASSUMES THE REINVESTMENT OF DISTRIBUTIONS. GABELLI FUNDS, LLC BECAME THE INVESTMENT ADVISER OF THE FUND ON 5/23/00.
(b) ON 4/28/87, COMSTOCK PARTNERS, INC., THE CAPITAL VALUE FUND'S INVESTMENT ADVISER, ASSUMED INVESTMENT RESPONSIBILITIES AND THE FUND CHANGED ITS INVESTMENT OBJECTIVE TO THE CURRENT INVESTMENT OBJECTIVE.
(c) ASSUMING THE MAXIMUM INITIAL SALES CHARGE OF 4.5%. BEGINNING MAY 1, 2007, THE MAXIMUM INITIAL SALES CHARGE IS 5.75%.
(d) ASSUMING PAYMENT OF THE MAXIMUM CDSC. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS.
(e) ASSUMING PAYMENT OF THE MAXIMUM CDSC. A CDSC OF 1% IS IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE.
(f) THE S&P 500 INDEX IS AN UNMANAGED BROAD BASED INDEX COMPRISED OF COMMON STOCKS. THE INDEX DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT ARE BORNE BY MUTUAL FUND INVESTORS. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(g) SINCE 9/30/85, THE DATE CLOSEST TO THE FUND'S INCEPTION DATE FOR WHICH DATA IS AVAILABLE.
+ PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND UTILIZES SHORT SELLING AND DERIVATIVES. SHORT SELLING OF SECURITIES AND USE OF DERIVATIVES POSE SPECIAL RISKS AND MAY NOT BE SUITABLE FOR CERTAIN INVESTORS. SHORT SELLING IS A SALE OF A BORROWED SECURITY AND LOSSES ARE REALIZED IF THE PRICE OF THE SECURITY INCREASES BETWEEN THE DATE THE SECURITY IS SOLD AND THE DATE THE FUND REPLACES IT. DERIVATIVES MAY BE RISKIER THAN OTHER TYPES OF INVESTMENTS BECAUSE THEY MAY RESPOND MORE TO CHANGES IN ECONOMIC CONDITIONS THAN OTHER INVESTMENTS. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

COMSTOCK FUNDS, INC.
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from November 1, 2006 through April 30, 2007
                                                                   EXPENSE TABLE
================================================================================


We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended April 30, 2007.

                    Beginning       Ending      Annualized    Expenses
                  Account Value Account Value    Expense    Paid During
                    11/01/06       04/30/07       Ratio       Period*
--------------------------------------------------------------------------------
COMSTOCK STRATEGY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class O            $1,000.00     $  953.10        2.97%        $14.38
Class A            $1,000.00     $  953.60        3.23%        $15.65
Class C            $1,000.00     $  948.80        3.97%        $19.18
HYPOTHETICAL 5% RETURN
Class O            $1,000.00     $1,010.07        2.97%        $14.80
Class A            $1,000.00     $1,008.78        3.23%        $16.09
Class C            $1,000.00     $1,005.11        3.97%        $19.74
--------------------------------------------------------------------------------
COMSTOCK CAPITAL VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A            $1,000.00     $  953.30        1.95%        $ 9.44
Class B            $1,000.00     $  950.50        2.69%        $13.01
Class C            $1,000.00     $  953.10        2.72%        $13.17
Class R            $1,000.00     $  955.80        1.57%        $ 7.61
HYPOTHETICAL 5% RETURN
Class A            $1,000.00     $1,015.12        1.95%        $ 9.74
Class B            $1,000.00     $1,011.46        2.69%        $13.42
Class C            $1,000.00     $1,011.31        2.72%        $13.56
Class R            $1,000.00     $1,017.01        1.57%        $ 7.85

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following tables present portfolio holdings as a percent of total net assets as of April 30, 2007:





STRATEGY FUND                                   PERCENT
LONG POSITIONS

U.S. Treasury Notes ...........................  87.7
U.S. Treasury Bill ............................   9.4
Real Estate ...................................   2.0
Put Options Purchased .........................   1.9
Other Assets and Liabilities (Net) ............  (1.0)
                                                ------
                                                100.0
                                                ======

CAPITAL VALUE FUND                              PERCENT
LONG POSITIONS

U.S. Treasury Bills ...........................  96.1
Put Options Purchased .........................   1.8
Real Estate ...................................   1.5
Other Assets and Liabilities (Net) ............  23.3

SHORT POSITIONS

Electronics ...................................  (7.7)
Financial Services ............................  (4.9)
Building and Construction .....................  (2.9)
Computer Software and Services ................  (2.5)
Futures Contracts .............................  (1.4)
Retail ........................................  (1.3)
Computer Hardware .............................  (1.0)
Business Services .............................  (1.0)
                                                ------
                                                100.0
                                                ======


THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED JANUARY 31, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUNDS AT 800-GABELLI (800-422-3554). THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Company files Form N-PX with the Funds' complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds' proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.


--------------------------------------------------------------------------------
                  2007 TAX NOTICE TO SHAREHOLDERS (Unaudited)
  For the fiscal year ended April 30, 2007, none of the dividends paid were qualified dividend income for the Strategy Fund and the Capital Value Fund. For non-resident aliens, the percentage of ordinary income dividends paid during the fiscal year ended April 30, 2007, treated as qualified interest income, were 92.03% and 86.43%, and qualified short-term gains were 0.00% and 0.00% for the Strategy Fund and Capital Value Fund, respectively.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividends paid by the Strategy Fund and the Capital Value Fund during the 2007 fiscal year which was derived from U.S. Treasury securities was 96% and 99%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. Strategy Fund and Capital Value Fund met this strict requirement in 2007. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

COMSTOCK STRATEGY FUND
SCHEDULE OF INVESTMENTS -- APRIL 30, 2007
================================================================================

                                                               MARKET
      UNITS                                       COST          VALUE
      -----                                       -----        ------
  TERM NOTE -- 2.0%
              REAL ESTATE -- 2.0%
     10,000   Merrill Lynch Medium Term
               Note, Ser. C,
               Due 06/04/09 +(a) ............  $  100,000    $  126,000
                                               ----------    ----------
    PRINCIPAL
     AMOUNT
    -------
  U.S. GOVERNMENT OBLIGATIONS -- 97.1%
              U.S. TREASURY BILL -- 9.4%
 $  598,000   U.S. Treasury Bill,
               5.007%++, 05/10/07 ...........     597,266       597,266
                                               ----------    ----------
              U.S. TREASURY NOTE -- 87.7%
  5,400,000   U.S. Treasury Note,
               6.000%, 08/15/09 .............   5,352,282     5,566,855
                                               ----------    ----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS .........   5,949,548     6,164,121
                                               ----------    ----------

    NUMBER OF                               EXPIRATION DATE/   MARKET
    CONTRACTS                                EXERCISE PRICE    VALUE
    ---------                               ----------------   ------
  PUT OPTIONS PURCHASED+ -- 1.9%
        140   S & P 500 Index ............... Jun. 07/1225   $    4,200
         45   S & P 500 Index ............... Jun. 07/1275        8,100
         90   S & P 500 Index ............... Sep. 07/1275       62,100
         40   S & P 500 Index ............... Dec. 07/1275       47,600
                                                             ----------
  TOTAL PUT OPTIONS PURCHASED (Cost $546,933) .............     122,000
                                                             ----------
  TOTAL INVESTMENTS -- 101.0% (Cost $6,596,481) ...........   6,412,121
  OTHER ASSETS AND LIABILITIES (NET) -- (1.0)% ............     (62,584)
                                                             ----------
  NET ASSETS -- 100.0% ....................................  $6,349,537
                                                             ==========

  ------------------
  (a) Security return is linked to the performance of the PHLX Housing Sector Index.
  +   Non-income producing security.
  ++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

COMSTOCK CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS -- APRIL 30, 2007
================================================================================

                                                               MARKET
      UNITS                                       COST          VALUE
      -----                                       ----         ------
  TERM NOTE -- 1.5%
              REAL ESTATE -- 1.5%
     50,000   Merrill Lynch Medium Term
               Note, Ser. C,
               Due 06/04/09+ (a) ............ $   500,000   $   630,000
                                              -----------   -----------
    PRINCIPAL
     AMOUNT
    -------
  U.S. GOVERNMENT OBLIGATIONS -- 96.1%
              U.S. TREASURY BILLS -- 96.1%
$39,483,000   U.S. Treasury Bills,
               5.007% to 5.123%++,
               05/03/07 to 06/21/07 (b)(c) ..  39,458,180    39,458,180
                                              -----------   -----------

    NUMBER OF                              EXPIRATION DATE/
    CONTRACTS                               EXERCISE PRICE
    ---------                               --------------
  PUT OPTIONS PURCHASED+ -- 1.8%
        160   S & P 500 Index .............. Jun. 07/1225         4,800
        275   S & P 500 Index .............. Jun. 07/1275        49,500
        555   S & P 500 Index .............. Sep. 07/1275       382,950
        240   S & P 500 Index .............. Dec. 07/1275       285,600
                                                            -----------
  TOTAL PUT OPTIONS PURCHASED (Cost $2,205,125) ...........     722,850
                                                            -----------
  TOTAL INVESTMENTS -- 99.4% (Cost $42,163,305) ...........  40,811,030

  COMMON STOCKS SOLD SHORT -- (21.3)%
    (Proceeds received $9,932,714) ........................  (8,744,663)

  FUTURES CONTRACTS -- SHORT POSITION -- (1.4)%
    (Unrealized depreciation) .............................    (586,250)

  OTHER ASSETS AND LIABILITIES (NET) -- 23.3% .............   9,555,199
                                                            -----------
  NET ASSETS -- 100.0% .................................... $41,035,316
                                                            ===========

     SHARES                                    PROCEEDS
     ------                                    --------
  COMMON STOCKS SOLD SHORT -- (21.3)%
              BUILDING AND CONSTRUCTION -- (2.9)%
     10,000   Beazer Homes USA Inc. ......... $   400,477   $   333,800
      6,500   Centex Corp. ..................     434,352       291,005
      6,500   KB HOME .......................     431,715       286,715
     11,000   Pulte Homes Inc. ..............     418,204       295,900
                                              -----------   -----------
                                                1,684,748     1,207,420
                                              -----------   -----------
              BUSINESS SERVICES -- (1.0)%
      5,600   United Parcel Service Inc. ....     396,721       394,408
                                              -----------   -----------
              COMPUTER HARDWARE -- (1.0)%
     16,000   Dell Inc. .....................     612,141       403,360
                                              -----------   -----------

COMMON STOCKS SOLD SHORT (CONTINUED)
                                                              MARKET
     SHARES                                    PROCEEDS       VALUE
     ------                                    --------       ------
              COMPUTER SOFTWARE AND SERVICES -- (2.5)%
     16,000   eBay Inc. ..................... $   476,630   $   543,040
     24,000   Red Hat Inc. ..................     541,464       507,360
                                              -----------   -----------
                                                1,018,094     1,050,400
                                              -----------   -----------
              ELECTRONICS -- (7.7)%
     11,000   Broadcom Corp., Cl. A .........     401,617       358,050
     25,000   Cogent Inc. ...................     570,341       351,000
      8,000   Lam Research Corp. ............     356,797       430,240
     22,000   Maxim Integrated
                Products Inc. ...............   1,037,704       697,840
     16,000   Microsemi Corp. ...............     409,712       369,760
     18,000   Netlogic Microsystems Inc. ....     484,653       553,680
     12,000   NVIDIA Corp. ..................     376,065       394,680
                                              -----------   -----------
                                                3,636,889     3,155,250
                                              -----------   -----------
              FINANCIAL SERVICES -- (4.9)%
      9,000   Capital One Financial Corp. ...     677,752       668,340
     12,000   CompuCredit Corp. .............     448,317       433,920
      6,500   MGIC Investment Corp. .........     391,328       400,465
     12,000   Washington Mutual Inc. ........     512,171       503,760
                                              -----------   -----------
                                                2,029,568     2,006,485
                                              -----------   -----------
              RETAIL -- (1.3)%
      17,000  Starbucks Corp. ...............     554,553       527,340
                                              -----------   -----------
  TOTAL COMMON STOCKS SOLD SHORT ............ $ 9,932,714   $ 8,744,663
                                              ===========   ===========

    NUMBER OF                                  EXPIRATION    UNREALIZED
    CONTRACTS                                    DATE       DEPRECIATION
    ---------                                 -----------   ------------
  FUTURES CONTRACTS -- SHORT POSITION -- (1.4)%
         50   S & P 500 Index Futures .......  06/14/2007   $  (586,250)
                                                            ===========

  ------------------
  (a) Security return is linked to the performance of the PHLX Housing Sector Index.
  (b) At April 30, 2007, $27,800,000 of the principal amount was pledged as collateral for securities sold short.
  (c) At April 30, 2007, $3,000,000 of the principal amount was pledged as collateral for futures contracts.
   +  Non-income producing security.
  ++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2007
================================================================================

                                                                                            STRATEGY          CAPITAL VALUE
                                                                                              FUND                FUND
                                                                                          -------------       -------------
ASSETS:
  Investments at value (Cost $6,596,481 and $42,163,305, respectively) .............      $   6,412,121       $  40,811,030
  Cash .............................................................................                 --                 841
  Receivable for investments sold ..................................................                 --          10,370,051
  Receivable for Fund shares sold ..................................................              1,865              20,096
  Variation margin receivable ......................................................                 --             170,250
  Interest receivable ..............................................................             67,127              10,887
  Prepaid expenses .................................................................              1,005               2,411
                                                                                          -------------       -------------
  TOTAL ASSETS .....................................................................          6,482,118          51,385,566
                                                                                          -------------       -------------
LIABILITIES:
  Securities sold short (proceeds $0 and $9,932,714, respectively) .................                 --           8,744,663
  Payable for investments purchased ................................................                 --             572,940
  Payable for Fund shares redeemed .................................................             13,562             131,350
  Dividends payable on securities sold short .......................................                 --               6,600
  Payable to custodian .............................................................             47,103                  --
  Payable to brokers ...............................................................                 --             715,139
  Payable for investment advisory fees .............................................              4,524              34,483
  Payable for distribution fees ....................................................                450              16,349
  Payable for accounting fees ......................................................                 --               3,750
  Payable for legal and audit fees .................................................             41,757              44,625
  Payable for shareholder communications expenses ..................................             12,072              18,170
  Payable for shareholder services fees ............................................              9,270              57,337
  Other accrued expenses ...........................................................              3,843               4,844
                                                                                          -------------       -------------
  TOTAL LIABILITIES ................................................................            132,581          10,350,250
                                                                                          -------------       -------------
  NET ASSETS applicable to 2,619,221 and 19,713,994 shares outstanding, respectively      $   6,349,537       $  41,035,316
                                                                                          =============       =============
NET ASSETS CONSIST OF:
  Paid-in capital, each class at $0.001 par value ..................................      $  40,820,393       $ 156,460,296
  Accumulated (distributions in excess of) net investment income ...................             (6,444)            278,871
  Accumulated net realized loss on investments, securities sold short,
     and futures transactions ......................................................        (34,280,052)       (114,953,377)
  Net unrealized depreciation on investments .......................................           (184,360)         (1,352,275)
  Net unrealized appreciation on securities sold short .............................                 --           1,188,051
  Net unrealized depreciation on futures ...........................................                 --            (586,250)
                                                                                          -------------       -------------
  NET ASSETS .......................................................................      $   6,349,537       $  41,035,316
                                                                                          =============       =============
SHARES OF CAPITAL STOCK:
  CLASS O:
  Net Asset Value and redemption price per share ($5,092,770 / 2,113,898 shares
    outstanding with 150,000,000 shares authorized) ................................              $2.41
                                                                                                  =====
  CLASS A:
  Net Asset Value and redemption price per share ($1,014,952 / 409,032 shares outstanding with 150,000,000 shares authorized and $28,840,808 / 13,582,500 shares
    outstanding with 125,000,000 shares authorized, respectively) ..................              $2.48               $2.12
                                                                                                  =====               =====
  Maximum offering price per share (NAV / .955 based on maximum sales charge of
    4.50% of the offering price) ...................................................              $2.60               $2.22
                                                                                                  =====               =====
  CLASS B:
  Net Asset Value and offering price per share ($1,518,132 / 730,248 shares
    outstanding with 125,000,000 shares authorized) ................................                                  $2.08(a)
                                                                                                                      =====
  CLASS C:
  Net Asset Value and offering price per share ($241,815 / 96,291 shares outstanding with 200,000,000 shares authorized and $10,670,961 / 5,398,698
    shares outstanding with 125,000,000 shares authorized, respectively) ...........              $2.51(a)            $1.98(a)
                                                                                                  =====               =====
  CLASS R:
  Net Asset Value, offering and redemption price per share ($5,415 / 2,548.247 shares
    outstanding with 125,000,000 shares authorized) ................................                                  $2.12
                                                                                                                      =====

-----------------
(a) Redemption price varies based on the length of time held.

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED APRIL 30, 2007
================================================================================

                                                                                          STRATEGY        CAPITAL VALUE
                                                                                            FUND              FUND
                                                                                        -------------     -------------
INVESTMENT INCOME:
  Interest ........................................................................      $   443,290       $ 2,679,076
                                                                                         -----------       -----------
  TOTAL INVESTMENT INCOME .........................................................          443,290         2,679,076
                                                                                         -----------       -----------
EXPENSES:
  Investment advisory fees ........................................................           68,739           462,762
  Distribution fees - Class A .....................................................            3,285            85,211
  Distribution fees - Class B .....................................................               --            19,699
  Distribution fees - Class C .....................................................            4,169           102,074
  Dividend expense on securities sold short .......................................               --            62,396
  Accounting fees .................................................................               --            11,250
  Custodian fees ..................................................................            3,702            12,355
  Directors' fees .................................................................            6,936            40,063
  Interest expense ................................................................            4,407             1,533
  Legal and audit fees ............................................................           39,036            41,789
  Registration expenses ...........................................................           24,302            35,774
  Shareholder communications expenses .............................................           22,741            19,819
  Shareholder services fees .......................................................           52,303           131,485
  Miscellaneous expenses ..........................................................           12,880            16,730
                                                                                         -----------       -----------
  TOTAL EXPENSES ..................................................................          242,500         1,042,940
  Less: Custodian fee credits .....................................................               (9)           (1,362)
                                                                                         -----------       -----------
  NET EXPENSES ....................................................................          242,491         1,041,578
                                                                                         -----------       -----------
  NET INVESTMENT INCOME ...........................................................          200,799         1,637,498
                                                                                         -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SECURITIES SOLD SHORT, AND FUTURES TRANSACTIONS:
  Net realized loss on investments ................................................         (807,499)       (2,661,113)
  Net realized loss on securities sold short ......................................               --        (1,114,350)
  Net realized loss on futures transactions .......................................               --          (908,500)
                                                                                         -----------       -----------
  Net realized loss on investments, securities sold short, and futures transactions         (807,499)       (4,683,963)
                                                                                         -----------       -----------
  Net change in unrealized appreciation/depreciation on investments ...............            9,300          (206,685)
  Net change in unrealized appreciation/depreciation on securities sold short .....               --           469,962
  Net change in unrealized appreciation/depreciation on futures transactions ......               --          (258,375)
                                                                                         -----------       -----------
  Net change in unrealized appreciation/depreciation on investments,
    securities sold short, and futures transactions ...............................            9,300             4,902
                                                                                         -----------       -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    SECURITIES SOLD SHORT, AND FUTURES TRANSACTIONS ...............................         (798,199)       (4,679,061)
                                                                                         -----------       -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................      $  (597,400)      $(3,041,563)
                                                                                         ===========       ===========

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                   STRATEGY FUND                    CAPITAL VALUE FUND
                                                          -------------------------------     -------------------------------
                                                            FOR THE YEAR ENDED APRIL 30,        FOR THE YEAR ENDED APRIL 30,
                                                          -------------------------------     -------------------------------
                                                              2007                2006            2007               2006
                                                          ------------       ------------     ------------       ------------
OPERATIONS:
  Net investment income ...............................   $    200,799       $    241,609     $  1,637,498       $  1,012,343
  Net realized loss on investments,
    securities sold short,
    and futures transactions ..........................       (807,499)        (1,909,191)      (4,683,963)       (12,142,959)
  Net change in unrealized appreciation/depreciation on
    investments, securities sold short, and
    futures transactions ..............................          9,300           (306,148)           4,902           (612,925)
                                                          ------------       ------------     ------------       ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        (597,400)        (1,973,730)      (3,041,563)       (11,743,541)
                                                          ------------       ------------     ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income:
    Class O ...........................................       (180,704)          (193,712)              --                 --
    Class A ...........................................        (32,076)           (31,015)      (1,162,297)          (675,615)
    Class B ...........................................             --                 --          (45,902)           (40,231)
    Class C ...........................................         (7,968)            (3,343)        (339,902)          (106,173)
    Class R ...........................................             --                 --             (181)              (497)
                                                          ------------       ------------     ------------       ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................       (220,748)          (228,070)      (1,548,282)          (822,516)
                                                          ------------       ------------     ------------       ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from shares sold:
    Class A ...........................................        307,958            243,631       12,570,434          7,137,718
    Class B ...........................................             --                 --          196,292             73,700
    Class C ...........................................          6,153            425,214        7,424,267          2,944,703
    Class R ...........................................             --                 --           16,678              5,810
                                                          ------------       ------------     ------------       ------------
                                                               314,111            668,845       20,207,671         10,161,931
                                                          ------------       ------------     ------------       ------------
  Proceeds from reinvestment of distributions:
    Class O ...........................................        117,527            114,412               --                 --
    Class A ...........................................         17,906             14,061          705,707            430,964
    Class B ...........................................             --                 --           36,919             31,921
    Class C ...........................................          1,744              1,490          163,250             69,498
    Class R ...........................................             --                 --              181                214
                                                          ------------       ------------     ------------       ------------
                                                               137,177            129,963          906,057            532,597
                                                          ------------       ------------     ------------       ------------
  Cost of shares redeemed:
    Class O ...........................................     (1,945,300)        (1,756,647)              --                 --
    Class A ...........................................       (772,842)          (838,751)     (14,084,810)       (19,354,899)
    Class B ...........................................             --                 --         (934,549)        (2,237,111)
    Class C ...........................................       (254,661)          (255,203)      (3,440,016)        (6,492,100)
    Class R ...........................................             --                 --          (35,940)           (25,463)
                                                          ------------       ------------     ------------       ------------
                                                            (2,972,803)        (2,850,601)     (18,495,315)       (28,109,573)
                                                          ------------       ------------     ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
    CAPITAL STOCK TRANSACTIONS ........................     (2,521,515)        (2,051,793)       2,618,413        (17,415,045)
  REDEMPTION FEES .....................................             --                 --              272             17,918
                                                          ------------       ------------     ------------       ------------
  NET DECREASE IN NET ASSETS ..........................     (3,339,663)        (4,253,593)      (1,971,160)       (29,963,184)
NET ASSETS:
  Beginning of period .................................      9,689,200         13,942,793       43,006,476         72,969,660
                                                          ------------       ------------     ------------       ------------
  End of period .......................................   $  6,349,537       $  9,689,200     $ 41,035,316       $ 43,006,476
                                                          ============       ============     ============       ============
  Undistributed net investment income .................   $         --       $     13,505     $    278,871       $    189,655
                                                          ============       ============     ============       ============

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================


1. ORGANIZATION. Comstock Funds, Inc. (the "Company"), formerly known as Comstock Partners Funds, Inc., is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company offering shares in two separate portfolios: Comstock Strategy Fund (the "Strategy Fund") and Comstock Capital Value Fund (the "Capital Value Fund") (each a "Fund" and collectively the "Funds"). The Company accounts separately for the assets, liabilities, and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depository Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Funds' holding period. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Funds in each agreement. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. At April 30, 2007, there were no open repurchase agreements.

OPTIONS. The Funds may purchase or write call or put options on securities or indices. As a writer of put options, the Funds receive a premium at the outset and then bear the risk of unfavorable changes in the price of the financial instrument underlying the option. The Funds would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Funds would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Funds pay a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Funds would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Funds would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Funds may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


of the underlying security above the exercise price. By writing a call option, the Funds limit their opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. The Strategy Fund may sell put options on certain indices in order to hedge various market risks. Open put options at April 30, 2007 are reflected within the Schedules of Investments.

FUTURES CONTRACTS. The Funds may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Funds recognize a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market. Open futures contracts at April 30, 2007 are reflected within the Schedule of Investments.

SECURITIES SOLD SHORT. The Capital Value Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. Securities sold short at April 30, 2007 are reflected within the Schedule of Investments.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Funds may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At April 30, 2007, there were no open forward foreign exchange contracts.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities would be included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Funds are informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the net asset value ("NAV") per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits". When cash balances are overdrawn, the Funds are charged an overdraft fee equal to the current federal funds rate plus 0.50% of the overdrawn amount. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Income distributions to shareholders, if any, are made quarterly for the Strategy Fund and annually for the Capital Value Fund. Distributions from realized gains, if any, will be made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds and the calculation of net investment income per share in the Financial Highlights excludes these adjustments. For the fiscal year ended April 30, 2007, the following reclassifications were made to increase (decrease) such accounts:

                                                     ACCUMULATED NET REALIZED
                                                  LOSS ON INVESTMENTS, OPTIONS,     ADDITIONAL
                                                      SECURITIES SOLD SHORT,          PAID-IN
                                                     AND FUTURES TRANSACTIONS         CAPITAL
                                                   ----------------------------    --------------
                  Strategy Fund ...................         $26,257,349            $(26,257,349)
                  Capital Value Fund ..............          48,938,064             (48,938,064)

The tax character of distributions paid during the fiscal years ended April 30, 2007 and April 30, 2006 was as follows:

                                                           STRATEGY FUND                       CAPITAL VALUE FUND
                                                    ---------------------------          ----------------------------
                                                        YEAR ENDED APRIL 30,                    YEAR ENDED APRIL 30,
                                                    ---------------------------          ----------------------------
                                                      2007               2006               2007               2006
                                                    --------           --------          ----------          --------
                  Ordinary Income ................. $220,748           $228,070          $1,548,282          $822,516

As of April 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                               STRATEGY FUND         CAPITAL VALUE FUND
                                                                               -------------         ------------------
                  Accumulated capital loss carryforward ...................... $(34,243,155)           $(113,572,260)
                  Post October losses ........................................     (461,830)              (3,447,739)
                  Undistributed ordinary income ..............................        2,250                  322,340
                  Net unrealized appreciation on investments .................      231,879                   84,628
                  Net unrealized appreciation on securities sold short .......           --                1,188,051
                                                                               ------------            -------------
                  Total ...................................................... $(34,470,856)           $(115,424,980)
                                                                               ============            =============

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


The following summarizes the tax cost of investments, proceeds of short sales, futures transactions, and the related unrealized appreciation/(depreciation) for each Fund at April 30, 2007:

                                                                 GROSS            GROSS
                                                COST/         UNREALIZED       UNREALIZED     NET UNREALIZED
                                             (PROCEEDS)      APPRECIATION     DEPRECIATION     APPRECIATION
                                            -----------      ------------     ------------    --------------
                  Strategy Fund ........... $ 6,180,242       $  231,879               --       $  231,879

                  Capital Value Fund
                    Investments ...........  40,726,402           86,531          $(1,903)          84,628
                    Short sales ...........  (9,932,714)       1,188,051               --        1,188,051

The following summarizes capital loss carryforwards and expiration dates for each Fund at April 30, 2007:

                 EXPIRING IN FISCAL YEAR    STRATEGY FUND     CAPITAL VALUE FUND
                 -----------------------    -------------     ------------------
                          2008               $15,186,640         $ 36,909,064
                          2009                 5,026,316              409,704
                          2012                        --           15,241,825
                          2013                11,097,388           40,898,340
                          2014                 1,655,953           13,004,169
                          2015                 1,276,858            7,109,158
                                             -----------         ------------
                                             $34,243,155         $113,572,260
                                             ===========         ============

These capital loss carryforwards are available to reduce future required distributions of net capital gains to shareholders. For the fiscal year ended April 30, 2007, the Strategy Fund and the Capital Value Fund had capital loss carryforward expirations of $26,257,347 and $48,938,064, respectively.

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("the Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required to be implemented for the Funds no later than its October 31, 2007 NAV and is to be applied to all open tax years as of the effective date. Management is evaluating the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS. Gabelli Funds, LLC serves as the Adviser and Administrator for both Funds. As compensation for its services and related expenses, the Strategy Fund and Capital Value Fund pay the Adviser an annual fee of 0.85% and 1.00%, respectively, of the Funds' average daily net assets, computed daily and payable monthly. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for each Fund's portfolio, oversees the administration of all aspects of each Fund's business and affairs, and pays the compensation of all Officers and Directors of the Company who are affiliated persons of the Adviser.

The Company pays each Director that is not considered to be an affiliated person, an annual retainer of $5,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


4. DISTRIBUTION PLAN. The Company's Board has adopted a distribution plan (the "Plan") for each class of shares (other than Class O and Class R) pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. Under the Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended April 30, 2007, other than short-term and U.S. Government Securities, were as follows:

                                                 PURCHASES          SALES
                                                 ---------        ----------
                  Strategy Fund ...............      --           $2,480,427
                  Capital Value Fund ..........      --                   --

6. TRANSACTIONS WITH AFFILIATES. During the year ended April 30, 2007, Gabelli & Company informed the Funds that it received $38,607 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund's NAV per share is a Fund expense pursuant to the Advisory Agreements between each Fund and the Adviser. During the year ended April 30, 2007, the Strategy Fund and the Capital Value Fund paid or accrued $0 and $11,250 to the Adviser, respectively, in connection with the cost of computing such Fund's NAV.

7. CAPITAL STOCK TRANSACTIONS. The Strategy Fund offers Class A and Class C Shares. Class O Shares are no longer offered for sale, except for reinvestment of distributions. The Capital Value Fund offers Class A, Class B, Class C, and Class R Shares. Class B Shares are not currently available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds.

Each Class O, Class A, and Class C Share of the Strategy Fund and each Class A, Class B, Class C, and Class R Share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its NAV, and has identical rights except that Class A, Class B, and Class C Shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively. In addition, only the holders of Class A, Class B, and Class C Shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A Shares of each Fund are subject to a sales charge imposed at the time of purchase and in certain cases, contingent deferred sales charges ("CDSC"). Class B Shares are subject to a CDSC upon redemption within six years of purchase and automatically convert to Class A Shares approximately six years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class R Shares are available only to certain institutional investors and certain benefit or retirement plans. Shareholders can exchange their shares of the Strategy Fund Class A and Class O into the Capital Value Fund Class A Shares with no initial sales load on the condition that the sum of the value of shares exchanged plus any new or existing investment of the receiving Capital Value account is at least $1,000. Class C Shares of the Strategy Fund can be exchanged into Class C Shares of the Capital Value Fund on the condition that the sum of the value of shares exchanged plus any new or existing investment of the receiving Capital Value account is at least $1,000.

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


The Funds impose a redemption fee of 2.00% on Class A, Class B, Class C, and Class R Shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Funds. The redemption fees retained by the Funds during the year ended April 30, 2007 amounted to $0 and $272 and during the year ended April 30, 2006 amounted to $0 and $17,918 for the Strategy Fund and the Capital Value Fund, respectively.

The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

                                                             STRATEGY FUND                    CAPITAL VALUE FUND
                                                      ---------------------------        ----------------------------
                                                         YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                                      ---------------------------        ----------------------------
                                                        2007               2006             2007              2006
                                                      --------           --------        ----------        ----------
CLASS O:
Shares issued upon reinvestment of distributions ....   45,625             39,720
Shares redeemed ..................................... (751,426)          (603,396)
                                                      --------           --------
   Net decrease in Class O Shares ................... (705,801)          (563,676)
                                                      ========           ========
CLASS A:
Shares sold .........................................  116,225             79,905         5,239,662         2,825,975
Shares issued upon reinvestment of distributions ....    6,747              4,741           325,211           176,624
Shares redeemed ..................................... (290,869)          (274,787)       (6,085,083)       (7,479,522)
                                                      --------           --------        ----------        ----------
   Net decrease in Class A Shares ................... (167,897)          (190,141)         (520,210)       (4,476,923)
                                                      ========           ========        ==========        ==========
CLASS B:
Shares sold .........................................                                        85,016            31,206
Shares issued upon reinvestment of distributions ....                                        17,333            13,356
Shares redeemed .....................................                                      (414,607)         (902,228)
                                                                                         ----------        ----------
   Net decrease in Class B Shares ...................                                      (312,258)         (857,666)
                                                                                         ==========        ==========
CLASS C:
Shares sold .........................................    2,299            143,966         3,363,281         1,270,121
Shares issued upon reinvestment of distributions ....      649                504            80,419            30,348
Shares redeemed .....................................  (96,208)           (82,895)       (1,598,492)       (2,708,569)
                                                      --------           --------        ----------        ----------
   Net increase (decrease) in Class C Shares ........  (93,260)            61,575         1,845,208        (1,408,100)
                                                      ========           ========        ==========        ==========
CLASS R:
Shares sold .........................................                                         7,657             2,293
Shares issued upon reinvestment of distributions ....                                            83                88
Shares redeemed .....................................                                       (15,913)           (9,263)
                                                                                         ----------        ----------
   Net decrease in Class R Shares ...................                                        (8,173)           (6,882)
                                                                                         ==========        ==========

COMSTOCK FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


8. INDEMNIFICATIONS. The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section
19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Funds or any material adverse effect on the Adviser or its ability to manage the Funds.

10. SUBSEQUENT EVENT. Effective May 1, 2007, the maximum front-end sales charge for Class A Shares increased from 4.50% to 5.75%.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS
================================================================================


Selected data for a share of capital stock outstanding throughout each period:


                         INCOME FROM INVESTMENT OPERATIONS             DISTRIBUTIONS
                       -------------------------------------  ----------------------------------
                                       Net
           Net Asset               Realized and      Total
  Period     Value,       Net       Unrealized       from         Net     Return
   Ended   Beginning  Investment  Gain (Loss) on  Investment  Investment    of         Total
 April 30  of Period   Income(a)   Investments    Operations    Income    Capital  Distributions
 --------  ---------   ---------   -----------    ----------  ----------  -------  -------------
STRATEGY FUND
CLASS O
   2007     $2.68        $0.07       $(0.27)        $(0.20)     $(0.07)       --      $(0.07)
   2006      3.24         0.06        (0.56)         (0.50)      (0.06)       --       (0.06)
   2005      3.71         0.04        (0.40)         (0.36)      (0.08)   $(0.03)      (0.11)
   2004      4.35         0.04        (0.55)         (0.51)      (0.13)       --       (0.13)
   2003      4.17         0.06         0.29           0.35       (0.17)       --       (0.17)
CLASS A
   2007     $2.76        $0.06       $(0.27)        $(0.21)     $(0.07)       --      $(0.07)
   2006      3.33         0.06        (0.58)         (0.52)      (0.05)       --       (0.05)
   2005      3.79         0.03        (0.40)         (0.37)      (0.06)   $(0.03)      (0.09)
   2004      4.42         0.03        (0.58)         (0.55)      (0.08)       --       (0.08)
   2003      4.17         0.05         0.29           0.34       (0.09)       --       (0.09)
CLASS C
   2007     $2.80        $0.04       $(0.28)        $(0.24)     $(0.05)       --      $(0.05)
   2006      3.36         0.04        (0.58)         (0.54)      (0.02)       --       (0.02)
   2005      3.83         0.00(c)     (0.41)         (0.41)      (0.04)   $(0.02)      (0.06)
   2004      4.46         0.00(c)     (0.58)         (0.58)      (0.05)       --       (0.05)
   2003      4.21         0.02         0.28           0.30       (0.05)       --       (0.05)

                                                    RATIOS TO AVERAGE NET ASSETS/
                                                         SUPPLEMENTAL DATA
                                          ------------------------------------------------

                      Net Asset           Net Assets
  Period                Value,              End of          Net                  Portfolio
   Ended    Redemption  End of     Total    Period      Investment  Operating    Turnover
 April 30     Fees(a)   Period    Return+  (in 000's)     Income    Expenses(b)    Rate
 --------   ---------- --------   -------  ----------    ---------  -----------   --------
STRATEGY FUND
CLASS O
   2007         --       $2.41     (7.44)%  $ 5,093        2.58%        2.91%         0%
   2006         --        2.68    (15.46)     7,566        2.19         2.38         30
   2005      $0.00(c)     3.24     (9.77)    10,961        1.09         1.94          1
   2004         --        3.71    (11.85)(d) 14,008        1.04         2.09         58
   2003         --        4.35      8.22(d)  19,159        1.26         1.31          0
CLASS A
   2007         --       $2.48     (7.81)%  $ 1,015        2.32%        3.16%         0%
   2006         --        2.76    (15.69)     1,593        1.91         2.63         30
   2005      $0.00(c)     3.33     (9.74)     2,551        0.79         2.19          1
   2004         --        3.79    (12.52)(d)  4,553        0.74         2.34         58
   2003         --        4.42      8.09(d)  14,630        0.98         1.56          0
CLASS C
   2007         --       $2.51     (8.67)%  $   242        1.56%        3.91%         0%
   2006         --        2.80    (15.97)       530        1.29         3.38         30
   2005      $0.00(c)     3.36    (10.66)       431        0.09         2.95          1
   2004         --        3.83    (13.12)(d)    486        0.02         3.08         58
   2003         --        4.46      7.14(d)     621        0.32         2.21          0

------------------
   + Total investment returns exclude the effects of sales loads and assume reinvestment of distributions.
 (a)  Based on average shares outstanding.
 (b) The fund incurred interest expense during the fiscal years ended April 30, 2007 and April 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.85% and 2.37% (Class O), 3.10% and 2.62% (Class A), and 3.85% and 3.37% (Class
      C), respectively.
 (c)  Amount represents less than $0.005 per share.
 (d) Total return excluding the effect of the reimbursements of investment losses from the Fund's Adviser and other service providers of $253,760 for the fiscal year ended April 30, 2003 was 7.48%, 7.11%, and 6.42% for Class O, A, and C Shares, respectively, and of $583,634 for the fiscal year ended April 30, 2004 was (13.75)%, (14.13)%, and (14.93)% for Class O, A,
      and C Shares, respectively.


                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

Selected data for a share of capital stock outstanding throughout each period:


                            INCOME FROM INVESTMENT OPERATIONS           DISTRIBUTIONS
                         ----------------------------------------   ------------------------
                                           Net
             Net Asset      Net       Realized and        Total
  Period       Value,   Investment     Unrealized         from         Net
   Ended     Beginning    Income     Gain (Loss) on    Investment  Investment      Total
 April 30    of Period   (Loss)(a)    Investments      Operations    Income    Distributions
 --------    ---------   ---------    ------------     ----------   --------   -------------
CAPITAL VALUE FUND
CLASS A
   2007        $2.33      $ 0.09         $(0.22)         $(0.13)     $(0.08)       $(0.08)
   2006         2.91        0.05          (0.58)          (0.53)      (0.05)        (0.05)
   2005         3.29        0.00(c)       (0.38)          (0.38)         --            --
   2004         4.25       (0.02)         (0.94)          (0.96)         --            --
   2003         3.59        0.01           0.70            0.71       (0.05)        (0.05)
CLASS B
   2007        $2.27      $ 0.07         $(0.20)         $(0.13)     $(0.06)       $(0.06)
   2006         2.84        0.03          (0.57)          (0.54)      (0.03)        (0.03)
   2005         3.24       (0.02)         (0.38)          (0.40)         --            --
   2004         4.22       (0.05)         (0.93)          (0.98)         --            --
   2003         3.57       (0.03)          0.71            0.68       (0.03)        (0.03)
CLASS C
   2007        $2.18      $ 0.06         $(0.19)         $(0.13)     $(0.07)       $(0.07)
   2006         2.72        0.03          (0.54)          (0.51)      (0.03)        (0.03)
   2005         3.10       (0.02)         (0.36)          (0.38)         --            --
   2004         4.04       (0.05)         (0.89)          (0.94)         --            --
   2003         3.43       (0.03)          0.68            0.65       (0.04)        (0.04)
CLASS R
   2007        $2.33      $ 0.09         $(0.21)         $(0.12)     $(0.09)       $(0.09)
   2006         2.90        0.06          (0.58)          (0.52)      (0.05)        (0.05)
   2005         3.28        0.01          (0.39)          (0.38)         --            --
   2004         4.23       (0.01)         (0.94)          (0.95)         --            --
   2003         3.58        0.01           0.70            0.71       (0.06)        (0.06)

                                                                        RATIOS TO AVERAGE NET ASSETS/
                                                                               SUPPLEMENTAL DATA
                                              -------------------------------------------------------------------------------

                         Net Asset            Net Assets                    Operating  Operating     Dividend
  Period                   Value,               End of          Net          Expenses   Expenses      Expense      Portfolio
   Ended      Redemption   End of    Total      Period      Investment        Before     Net of    on Securities    Turnover
 April 30       Fees(a)    Period   Return+   (in 000's)   Income (Loss)    Waivers(b)  Waivers(b)   Sold Short       Rate
 --------     ----------   ------   -------    --------    -------------    ----------  ----------   ----------     ---------
CAPITAL VALUE FUND
CLASS A
   2007         $0.00(c)   $2.12     (5.49)%   $ 28,841         3.73%          1.92%       1.92%        0.13%           0%
   2006          0.00(c)    2.33    (18.35)      32,873         2.08           2.20        2.20         0.25            0
   2005          0.00(c)    2.91    (11.55)      54,025         0.08           1.81        1.81         0.25            0
   2004            --       3.29    (22.59)      75,628        (0.64)          1.97        1.97         0.17           66
   2003            --       4.25     19.49      105,679         0.16           1.70        1.70         0.16            7
CLASS B
   2007         $0.00(c)   $2.08     (5.79)%   $  1,518         2.96%          2.67%       2.67%        0.14%           0%
   2006          0.00(c)    2.27    (19.02)       2,371         1.28           2.96        2.96         0.25            0
   2005          0.00(c)    2.84    (12.35)       5,397        (0.69)          2.56        2.56         0.25            0
   2004            --       3.24    (23.22)       9,381        (1.32)          2.67        2.67         0.17           66
   2003            --       4.22     18.89       23,485        (0.57)          2.46        2.45         0.17            7
CLASS C
   2007         $0.00(c)   $1.98     (6.00)%   $ 10,671         3.01%          2.67%       2.67%        0.13%           0%
   2006          0.00(c)    2.18    (18.74)       7,737         1.32           2.95        2.95         0.25            0
   2005          0.00(c)    2.72    (12.26)      13,497        (0.67)          2.56        2.56         0.25            0
   2004            --       3.10    (23.27)      19,171        (1.38)          2.71        2.71         0.17           66
   2003            --       4.04     18.66       26,044        (0.65)          2.47        2.47         0.18            7
CLASS R
   2007         $0.00(c)   $2.12     (5.24)%   $      5         3.89%          1.64%       1.64%        0.16%           0%
   2006          0.00(c)    2.33    (17.90)          25         2.31           1.95        1.95         0.25            0
   2005          0.00(c)    2.90    (11.59)          51         0.31           1.58        1.58         0.25            0
   2004            --       3.28    (22.46)          74        (0.29)          1.66        1.66         0.17           66
   2003            --       4.23     19.43          202         0.30           1.50        1.50         0.20            7

--------------------
 + Total investment returns exclude the effects of sales loads and assume reinvestment of distributions.
(a) Based on average shares outstanding.
(b) For the fiscal years ended April 30, 2007 and April 30, 2006, the effect of the custodian fee credits was minimal.
(c) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

COMSTOCK FUNDS, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================


To the Shareholders and Board of Directors of Comstock Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Comstock Funds, Inc. (comprising, respectively, Comstock Strategy Fund and Comstock Capital Value Fund) (the "Funds"), as of April 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Comstock Funds, Inc. at April 30, 2007, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP


Philadelphia, Pennsylvania
June 20, 2007

COMSTOCK FUNDS, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================


The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Company's Statement of Additional Information includes additional information about the Comstock Funds, Inc. Directors and is available, without charge, upon request, by calling
800-GABELLI (800-422-3554) or by writing to Comstock Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

                             TERM OF        NUMBER OF
 NAME, POSITION(S)         OFFICE AND     FUNDS IN FUND
     ADDRESS 1              LENGTH OF    COMPLEX OVERSEEN           PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
      AND AGE             TIME SERVED 2     BY DIRECTOR             DURING PAST FIVE YEARS               HELD BY DIRECTOR 5
      -------             -------------     -----------             ----------------------               ------------------
INTERESTED DIRECTORS 3:
----------------------
CHARLES L. MINTER            Since 1987          2           Portfolio Manager, Gabelli Funds, LLC,               --
Director and Portfolio                                       since 2000; Prior to May 2000, Director,
Manager                                                      Chairman of the Board and Chief Executive
Age: 65                                                      Officer of Comstock Partners, Inc.

HENRY G. VAN DER EB, CFA 4   Since 2000          3           Senior Vice President of GAMCO Investors, Inc.        --
Chairman of the Board                                        since August 2004; Senior Vice President and
Age: 62                                                      Portfolio Manager of Gabelli Funds, LLC and
                                                             GAMCO Asset Management Inc. since 1999;
                                                             President and CEO of GAMCO Mathers Fund
                                                             since 1999.

INDEPENDENT DIRECTORS 6:
-----------------------
M. BRUCE ADELBERG            Since 1995          2           Consultant, MBA Research Group since                 --
Director                                                     November 1995
Age: 70

ANTHONY J. COLAVITA          Since 2000         35           Partner in the law firm of                           --
Director                                                     Anthony J. Colavita, P.C.
Age: 71

VINCENT D. ENRIGHT           Since 2000         13           Former Senior Vice President and Chief               --
Director                                                     Financial Officer of KeySpan Energy
Age: 63                                                      Corporation (public utility) (1994 - 1998)

ANTHONY R. PUSTORINO         Since 2000         15           Certified Public Accountant; Professor       Director of The
Director                                                     Emeritus, Pace University                    LGL Group, Inc.
Age: 81                                                                                                   (diversified
                                                                                                          manufacturing)

WERNER J. ROEDER, MD         Since 2000         23           Medical Director of Lawrence Hospital and            --
Director                                                     practicing private physician
Age: 66


COMSTOCK FUNDS, INC.
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)
================================================================================

                         TERM OF
 NAME, POSITION(S)     OFFICE AND
     ADDRESS 1           LENGTH OF                      PRINCIPAL OCCUPATION(S)
      AND AGE         TIME SERVED 2                     DURING PAST FIVE YEARS
      -------         -------------                     -----------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 2000            Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
Executive Vice President                     since 1988 and an officer of all of the registered investment companies
Age: 55                                      in the Gabelli Funds complex. Director and President of Gabelli Advisers,
                                             Inc. since 1998.

CAROLYN MATLIN         Since 1987            Vice President of Gabelli Funds, LLC, since 2000.
Vice President
Age: 50

JAMES E. MCKEE         Since 2000            Vice President, General Counsel and Secretary of GAMCO Investors, Inc.
Secretary                                    since 1999 and GAMCO Asset Management Inc. since 1993; Secretary of all
Age: 43                                      of the registered investment companies in the Gabelli Funds complex.

AGNES MULLADY          Since 2006            Treasurer of all of the registered investment companies in the Gabelli Funds
Treasurer                                    complex; Vice President of Gabelli Funds, LLC since 2007; Senior Vice
Age: 48                                      President of U.S. Trust Company, N.A. and Treasurer and Chief Financial
                                             Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004; Controller of Reserve
                                             Management Corporation and Reserve Partners, Inc. and Treasurer of Reserve
                                             Funds from 2000 through 2002.

PETER D. GOLDSTEIN     Since 2004            Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer                     Compliance Officer of all of the registered investment companies in the
Age: 54                                      Gabelli Funds complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004.

MARTIN WEINER          Since 1995            Portfolio Manager of Gabelli Funds, LLC since 2000; President and Portfolio
President and                                Manager of the Comstock Capital Value Fund and the Comstock Strategy Fund
Portfolio Manager                            since 1999.
Age: 73


------------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.
4  Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
6 Directors who are not interested persons, as defined in the 1940 Act, are considered "Independent" Directors.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
================================================================================

     WHO ARE WE?
     The Gabelli/GAMCO and Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE
        SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE _______________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(MULTICLASS)                              PORTFOLIO MANAGER: BARBARA MARCIN, CFA

WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE _______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE _____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(MULTICLASS)                            PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GAMCO GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is
capital appreciation. (MULTICLASS)        PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH ___________________________
GAMCO GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an
emphasis on income. (MULTICLASS)        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

WESTWOOD INCOME FUND
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income
securities. (MULTICLASS)                                            TEAM MANAGED

SPECIALTY EQUITY ____________________________
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

GABELLI SRI FUND
Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital
appreciation. (MULTICLASS)           PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR ______________________________________
GAMCO GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GAMCO GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (MULTICLASS)                       TEAM MANAGED

MERGER AND ARBITRAGE ________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN___________________________________
GAMCO MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of debt instruments. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME ________________________________
WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET ________________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY
  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND
           BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION
   ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                     This page is intentionally left blank.

                              COMSTOCK FUNDS, INC.
                             Comstock Strategy Fund
                           Comstock Capital Value Fund
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
              Net Asset Value per share available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

M. Bruce Adelberg                                   Anthony R. Pustorino
CONSULTANT                                          CERTIFIED PUBLIC ACCOUNTANT,
MBA RESEARCH GROUP                                  PROFESSOR EMERITUS
                                                    PACE UNIVERSITY
Anthony J. Colavita
PARTNER                                             Werner J. Roeder, MD
ANTHONY J. COLAVITA, P.C.                           MEDICAL DIRECTOR
                                                    LAWRENCE HOSPITAL
Vincent D. Enright
FORMER SENIOR VICE PRESIDENT                        Henry G. Van der Eb, CFA
AND CHIEF FINANCIAL OFFICER                         SENIOR VICE PRESIDENT
KEYSPAN ENERGY CORP.                                GAMCO INVESTORS, INC.

Charles L. Minter
FORMER CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
COMSTOCK PARTNERS, INC.

                         OFFICERS AND PORTFOLIO MANAGERS

Bruce N. Alpert                                     Martin Weiner, CFA
EXECUTIVE VICE PRESIDENT                            PORTFOLIO MANAGER
                                                    AND PRESIDENT

Peter D. Goldstein                                  Charles L. Minter
CHIEF COMPLIANCE OFFICER                            PORTFOLIO MANAGER
                                                    AND DIRECTOR
James E. McKee
SECRETARY                                           Agnes Mullady
                                                    TREASURER
Carolyn Matlin
VICE PRESIDENT
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP





--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of the Comstock Funds, Inc. and is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by an effective prospectus.
--------------------------------------------------------------------------------

GABCOMAR07SR



                                       COMSTOCK
                                       FUNDS,
                                       INC.






                                       Comstock Strategy Fund
                                       Comstock Capital Value Fund









                                                                   ANNUAL REPORT
                                                                  APRIL 30, 2007

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $61,200 for 2007 and $64,600 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2006.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,800 for 2007 and $7,200 for 2006.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100% for 2006 and 100% for 2007

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $145,850 for 2007 and $72, 200 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Comstock Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              June 22, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              June 22, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date              June 22, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.